UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

ASA Gold and Precious Metals Limited

Annual Report and Consolidated Financial Statements
November 2014

Cover photograph by Jim Van Gundy

ASA Gold and Precious Metals Limited

Annual Report and

Consolidated Financial Statements

November 30, 2014

Table of Contents

Letter to shareholders 2
Forward-looking statements 5
Certain investment policies and restrictions 6
Report of independent registered public accounting firm 6
Consolidated schedules of investments 7
Portfolio statistics 9
Principal portfolio changes 9
Consolidated statements of assets and liabilities 10
Consolidated statements of operations 11
Consolidated statements of changes in net assets 12
Notes to consolidated financial statements 13
Financial highlights 18
Certain tax information for U.S. shareholders 19
Dividend reinvestment and stock purchase plan 19
Privacy notice 20
Results of proposals presented at the annual general meeting of shareholders 21
Proxy voting 21
Form N-Q 21
Common shares repurchased 21
Board of directors and officers 22
Other information 23

Letter to Shareholders

An improving U.S. economy and the potential for rising interest rates continued to weigh on the gold price during 2014. In a sector which traditionally thrives on uncertainty and economic hardship, the slowly improving economic environment in the U.S. has not been conducive to a higher gold price. Positive economic news contributed to the gold price decline of 5.6% during the 2014 fiscal year, as measured by the London P.M. fix. During this past fiscal year, gold reached a high of $1,385 an ounce, $341 an ounce lower than the high of the previous year, and a low of $1,142 an ounce. Price volatility increased towards the end of the 2014 fiscal year as positive economic indicators improved confidence in the U.S. economy and the U.S. dollar further strengthened. This increased pressure on the gold price as gold struggled to find support around $1,200 per ounce.

Gold equites saw significant volatility throughout 2014, and despite being up at various points in the year, ended the year near their lows. For the fiscal year ended November 30, 2014, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a total return of negative 11.1% based on its net asset value (“NAV”), including reinvested dividends. The NAV of the Company was $11.50 per share at the fiscal year-end, versus $12.98 per share at the prior year-end. The closing price of ASA’s shares on the New York Stock Exchange (“NYSE”) on November 30, 2014 was $10.74, representing a share price discount to NAV of 6.6%. The share prices of closed-end funds, like ASA, are determined by trading activity in the open market and consequently may reflect a premium (higher than) or a discount (lower than) to its underlying NAV.

For the fiscal year ended November 30, 2014, the total return, based on ASA’s share price, of negative 15.7% outperformed the total return of negative 17.3% for the FTSE Gold Mines Total Return Index. ASA outperformed the index due to the performance of the investment portfolio despite a small increase in the discount.

The discount at which ASA’s shares traded in the market increased from a low of 1.5% at the beginning of the fiscal year to 6.6% at year-end, negatively impacting the share price performance. ASA’s shares traded at an average discount of 6.8% during the last fiscal year, slightly higher than the average discount of 6.0% during fiscal year 2013. During the last twelve months, the discount remained below the threshold set by the Board of Directors for making share repurchases and, therefore, no shares were acquired. Over the last several years, the combination of tender offers, a Share Repurchase Program and increased marketing efforts appear to have resulted in a general improvement in the discount at which ASA’s shares trade in the market. The Board continues to monitor the discount quarterly.

U.S. Dollar Impact

Many factors can influence the gold price including inflation concerns, sovereign reserves, and investor diversification. While most of these factors remain relevant, the U.S. dollar emerged as a leading driver of the gold price in 2014, particularly in the second half of the year. The U.S. economy appeared to improve in 2014 and significantly outperformed other developed markets. Decreasing unemployment and growing corporate profits in the U.S. were a significant contrast to the disinflation and economic weakness of other leading nations. In addition, the Federal Reserve reduced and then ended quantitative easing, while other central banks introduced, or are contemplating, additional stimulus measures. As a result, the U.S. dollar strengthened against most other currencies.

As can be seen in Chart 1 below, the U.S. dollar and the gold price had a strong inverse correlation for 2014. For the full year of 2014, the correlation was negative 0.72. In the last five months of the year it was negative 0.96, almost a perfect, inverse relationship with the gold price dropping as the U.S. dollar strengthened. We believe that this relationship will continue in the near term as the U.S. looks to further tighten monetary policy in 2015 while the majority of the developed world continues with more accommodative monetary policies. Over the medium term, however, we anticipate that the U.S. dollar’s relationship to the gold price will normalize as other issues come to the forefront and the dollar’s strength moderates.

Chart 1: U.S. Dollar vs. Gold Price

Source: ASA, Bloomberg

For ASA, the value of investments domiciled in foreign currencies has been negatively impacted by the dollar strength. For gold mining companies, the impact has varied based on currency exposure; however, the overall implication has been negative with a lower gold price pressuring operating margins for most gold producers. As we conclude a third year of the current downturn, it is becoming clearer which companies can adapt to survive the volatility and which will continue to struggle. ASA is focused on those companies that have demonstrated they can manage costs and achieve reasonable growth for the benefit of shareholders. We believe these nimble companies, with strong leadership and good assets, will continue to outperform peers despite the market volatility. While the U.S. dollar may continue to influence the gold price in the near term, we remain long term investors seeking investments that can not only weather this trend, but may prosper from it.

Industry / Portfolio Trends

ASA’s team continued to visit the mining operations of numerous companies during the last year in support of our investment process. These trips, in combination with meetings in our offices and at conferences, enabled the team to generate new investment opportunities and maintain research on its current investments.

Much of the gold mining industry is poorly structured for profitability below a gold price of $1,300 an ounce. During the most recent gold bull market, the industry built a number of projects that generate little or even negative cash flow in the current price environment. Moreover, we anticipate that the lack of new investment capital available to the sector today will reduce the development of new gold mining projects over the next couple of years. With few new projects being financed and older, less profitable projects subject to closure, we anticipate that global gold production has peaked and a reduction in available supply to the market over the next few years is possible. Declining supply is one of the factors which may contribute to the next upward move in the gold price.

ASA has continued to maintain its investments in the gold royalty companies, such as a Franco-Nevada and Royal Gold, as these companies could benefit in the current price environment. A decrease in the availability of traditional capital market sources for the financing of mining projects tends to drive more business to the royalty companies during down markets. These royalty investments have been two of the best contributors to ASA’s relative performance during the last several years and we anticipate this will continue in the near term.

The sustained weak gold price has adversely affected development companies and high cost operators due to their decreased ability to access capital markets. As such, ASA continually attempts to position the portfolio into companies which have the potential to grow, even at currently depressed commodity prices. Following these guidelines, ASA has sold shares of Silver Lake Resources, an Australian gold producer; West Kirkland, a Canadian junior company; and NovaCopper, a Canadian junior company. In the present price environment, these investments no longer meet ASA’s investment goals and we saw what we believe to be better investment opportunities elsewhere. We also reduced our investments in Tahoe Resources and Randgold Resources during the year. These are both high quality companies. However, their strong relative performance resulted in too much of the portfolio being allocated to these producers.

As mentioned in the semi-annual report, ASA increased its investment in Torex Gold Resources, and made new investments in Amara Mining and Primero Mining during the year. Alamos Gold is a gold producer with various growth opportunities that was added to the portfolio in the second half of 2014. Alamos has one oper-

ating asset that currently generates positive cash flow allowing the company to internally finance its development projects. We believe the assets and defensive balance sheet of Alamos position it well in the current environment.

ASA has also increased its holdings in diamond companies in 2014. An improving economic environment, such as the one we are witnessing here in the United States, is historically good for diamond sales. There are very few high quality diamond companies in the world well positioned to benefit from the global growth of the middle class and improved diamond prices. Stornoway Diamond is one of these as it completes the development of the Renard project in Quebec. ASA also added a new investment in Petra Diamonds. Petra is a high quality producer of diamonds with six projects in southern Africa. Recent expansions at their two flagship projects, Cullinan and Finsch, should significantly increase production over the coming years enabling them to benefit from positive industry fundamentals.

Chart 2: Regional Holdings - Country of Domicile

Source: ASA

Chart 3: Investment Holdings by Sector

Source: ASA

Distributions

For the fiscal year ended November 30, 2014, ASA distributed $0.04 per share compared to $0.18 per share for the previous fiscal year. During 2014, dividend income from investments held in the ASA portfolio declined by 50%, as an increase in mining costs combined with a falling gold price negatively impacted operating margins and distributable cash flow. We anticipate that the mining industry will remain in a difficult operating and financial environment during the coming year and do not expect an increase in dividend income during the next twelve months. The decline in investment income during 2014 was offset somewhat by a 9.8% decline in overall operating costs at ASA. Nevertheless, the cost savings were insufficient to maintain the level of dividends shareholders received in the prior year. Dividend distributions are reviewed semi-annually by the Board of Directors and dividends, if any, are typically paid in May and November.

We appreciate the support of both the Board of Directors and our shareholders over the past year. We encourage shareholders to contact us with any questions that they may have either through the company website at www.asaltd.com or by calling us directly at 1-800-432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

January 16, 2015

Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 19 of this report for information on how shareholders can participate in this plan.

* * * * * *

The Annual General Meeting of Shareholders will be held on Thursday, March 12, 2015 at 10:00 a.m. EST at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

Forward-Looking Statements

This shareholder letter includes forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
ASA Gold and Precious Metals Limited

We have audited the accompanying consolidated statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”) including the schedules of investments, as of November 30, 2014 and November 30, 2013, and the related consolidated statements of operations and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the two years in the period ended November 30, 2011, and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circum-

stances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of November 30, 2014 and November 30, 2013, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 16, 2015

Consolidated Schedules of Investments

November 30, 2014 and November 30, 2013

	2014			2013
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets

Common Shares

Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)	1,315,000	$11,019,700	5.0%	1,315,000	$9,389,100	3.8%
Silver Lake Resources Limited, (2)	—	—	—	3,300,000	1,397,469	0.6
		11,019,700	5.0		10,786,569	4.3
Canada
Agnico Eagle Mines Limited	479,300	11,201,580	5.1	429,300	11,716,270	4.7
Alacer Gold Corp.	918,200	1,640,792	0.7	918,200	1,842,455	0.7
Alamos Gold Inc.	250,000	1,694,989	0.8	—	—	—
Argonaut Gold Inc., (2)	430,000	689,296	0.3	430,000	2,272,539	0.9
B2Gold Corp., (2)	1,594,338	2,597,643	1.2	994,338	2,079,539	0.8
Barrick Gold Corporation	1,400,000	16,604,765	7.5	1,400,000	23,225,624	9.3
Belo Sun Mining Corp., (2)	2,600,000	261,913	0.1	2,600,000	1,028,733	0.4
Centerra Gold Inc.	625,000	2,852,356	1.3	625,000	1,872,350	0.7
Detour Gold Corporation, (2)	250,000	1,857,043	0.8	250,000	972,680	0.4
Eldorado Gold Corporation	650,000	4,059,653	1.8	650,000	3,906,736	1.6
Franco-Nevada Corporation	225,000	11,275,622	5.1	225,000	9,031,795	3.6
Goldcorp Inc.	967,400	18,981,920	8.5	982,400	21,887,668	8.7
Kinross Gold Corporation, (1)	1,000,000	2,776,804	1.3	1,000,000	4,700,895	1.9
New Gold Inc., (2)	600,000	2,396,636	1.1	600,000	3,114,461	1.2
Primero Mining Corp, (2)	200,000	825,158	0.4	—	—
Osisko Mining Corporation, (2)	—	—	—	1,292,400	5,271,872	2.1
Torex Gold Resources Inc., (2)	2,800,000	3,163,980	1.4	2,150,000	1,924,164	0.8
Torex Gold Resources Inc. – 144A, (2)(3)	1,250,000	1,412,491	0.6	—	—	—
West Kirkland Mining Inc., (2)(3)	—	—		909,091	94,206	0.0
		84,292,641	38.0		94,941,987	37.9
Channel Islands
Randgold Resources Limited – ADRs	369,600	23,905,728	10.8	397,200	28,101,900	11.2
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	799,000	7,390,750	3.3	849,000	10,018,200	4.0
South Africa
AngloGold Ashanti Limited, (1)	593,194	5,077,741	2.3	593,194	8,061,506	3.2
Gold Fields Limited	1,029,577	4,221,266	1.9	1,029,577	4,128,604	1.6
Harmony Gold Mining Company Limited, (1)	400,000	684,000	0.3	400,000	1,140,000	0.5
Sibanye Gold Limited	1,029,577	1,768,299	0.8	1,029,577	1,274,102	0.5
		11,751,306	5.3		14,604,212	5.8
United Kingdom
Amara Mining plc, (2)	5,000,000	1,222,266	0.6	—	—	—
United States
Newmont Mining Corporation	620,368	11,414,771	5.1	620,368	15,403,737	6.2
Royal Gold, Inc.	210,000	13,372,800	6.0	210,000	9,468,900	3.8
		24,787,571	11.1		24,872,637	9.9
Total gold mining, exploration, development and royalty companies (Cost $210,413,739 – 2014, $222,163,184 – 2013)		164,369,962	74.1		183,325,506	73.2

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (2)	708,200	11,023,751	5.0	833,200	14,725,230	5.9
Total silver mining, exploration and development companies (Cost $4,751,868 – 2014, $5,889,981 – 2013)		11,023,751	5.0		14,725,230	5.9
Total gold and silver investments (Cost $215,165,607 – 2014, $228,053,165 – 2013)		175,393,713	79.1		198,050,736	79.1
7

Consolidated Schedule of Investments (continued)

November 30, 2014 and November 30, 2013

	2014			2013
			Percent			Percent
	Shares/		of Net	Shares/		of Net
Name of Company	Warrants	Value	Assets	Warrants	Value	Assets

Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (2)	220,100	$7,411,076	3.3%	220,100	$8,719,188	3.5%
Impala Platinum Holdings Limited, (1)	772,400	5,632,345	2.5	772,400	8,978,305	3.6
		13,043,421	5.8		17,697,493	7.1

Exchange traded funds
ETFS Palladium Trust, (2)	70,000	5,489,400	2.5	70,000	4,911,200	2.0
ETFS Platinum Trust, (2)	22,500	2,620,575	1.2	22,500	3,003,300	1.2
		8,109,975	3.7		7,914,500	3.2
Total platinum and palladium investments (Cost $8,733,391 – 2014 & 2013)		21,153,396	9.5		25,611,993	10.2

Diamond Mining, Exploration and Development Companies
Bermuda
Petra Diamonds Limited, (2)	1,000,000	3,089,888	1.4	—	—	—
Canada
Stornoway Diamond Corporation – 144A, (2)(3)	7,857,200	3,578,962	1.6	—	—	—
Stornoway Diamond Corporation, (2)	1,639,500	746,794	0.3	1,639,500	1,189,275	0.5
		4,325,756	1.9		1,189,275	0.5
Total diamond mining, exploration and development companies (Cost $8,909,336 – 2014, $3,928,898 – 2013)		7,415,644	3.3		1,189,275	0.5

Diversified Mineral Resources Companies
Canada
NovaCopper Inc., (2)	—	—	—	205,861	407,262	0.2
United Kingdom
Anglo American plc	200,000	4,134,974	1.9	200,000	4,416,086	1.8
United States
Freeport-McMoRan Inc.	365,000	9,800,250	4.4	550,000	19,079,500	7.6
Total diversified mineral resources companies (Cost $12,789,287 – 2014, $19,991,927 – 2013)		13,935,224	6.3		23,902,848	9.5
Total common shares (Cost $245,597,621 – 2014, $260,707,381 – 2013)		217,897,977	98.2		248,754,852	99.4

Warrants

Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A, (2)(3)	3,928,600	189,272	0.1	—	—	—
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016, (2)	819,750	39,494	0.0	—	—	—
Total warrants (Cost $511,408 – 2014, $0 – 2013)		228,766	0.1		—	—
Total investments (Cost $246,109,029 – 2014, $260,707,381 – 2013), (4)		218,126,743	98.3		248,754,852	99.4
Cash, receivables, and other assets less liabilities		3,673,288	1.7		1,592,248	0.6
Net assets		$221,800,031	100.0%		$250,347,100	100.0%

(1)	Non-income producing security in 2014 only.
(2)	Non-income producing security.
(3)	Restricted security.
(4)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2014 were $66,178,800 and $94,161,087, respectively, resulting in net unrealized depreciation on investments of ($27,982,287). Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2013 were $76,889,441 and $88,841,970, respectively, resulting in net unrealized depreciation on investments of ($11,952,529).

ADR – American Depository Receipt

May not total due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.

8

Portfolio Statistics (unaudited)

November 30, 2014 and November 30, 2013

Geographic Breakdown*	2014	2013
Australia	5.0%	4.3%
Bermuda	1.4%	—
Canada	45.0%	44.4%
Channel Islands	10.8%	11.2%
Peru	3.3%	4.0%
South Africa	11.2%	12.9%
United Kingdom	2.4%	1.8%
United States	19.3%	20.7%
Cash	1.7%	0.6%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

Percentage totals may not equal 100.0% due to independent rounding.

Principal Portfolio Changes in Shares for the Years Ended (unaudited)

	2014		2013
November 30, 2014 and November 30, 2013	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited	50,000			50,000
Alacer Cold Corp.				425,200
Alamos Gold Inc.	250,000
Amara Mining plc	5,000,000
Anglo American plc				64,800
Argonaut Gold Inc.			430,000
B2Gold Corp. (1)	600,000		994,338
Barrick Gold Corporation			150,000
Belo Sun Mining Corp.			600,000
Compañia de Minas Buenaventura S.A.A. – ADRs		50,000		60,000
CGA Mining Limited (1)				1,343,700
ETFS Palladium Trust			30,000
ETFS Platinum Trust			12,500
Freeport-McMoRan Inc.		185,000	150,000
Goldcorp Inc.		15,000		200,000
IAMGOLD Corp.				600,000
Kinross Gold Corporation				325,000
New Gold Inc.			600,000
NovaCopper Inc.		205,861
Osisko Mining Corporation		1,292,400
Petra Diamonds Limited	1,000,000
Primero Mining Corp.	200,000
Randgold Resources Limited – ADRs		27,600		47,500
Sibanye Gold Limited (2)			1,029,577
Silver Lake Resources Limited		3,300,000	1,750,000
Stornoway Diamond Corporation – 144A (3) (4)	7,857,200
Stornoway Diamond Corporation (5)	1,639,500	1,639,500
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A (3) (4)	3,928,600
Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 (5)	819,750
Tahoe Resources Inc.		125,000		90,000
Torex Gold Resources Inc.	650,000		2,150,000
Torex Gold Resources Inc. – 144A (3) (6)	1,250,000
Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 (3) (6)	625,000	625,000
West Kirkland Gold Mining Inc. (3)		909,091

(1)	B2Gold Corp. acquired CGA Mining Limited February 6, 2013 for 0.74 B2Gold share per 1 CGA Mining Limited share.
(2)	Position received as a result of reorganization.
(3)	Restricted security.
(4)	On May 14, 2014 ASA purchased 7,857,200 Stornoway Diamond Corporation Subscription Receipts – 144A. Each receipt consisted of 1 share of Stornoway Diamond Corporation – 144A and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016 – 144A. The receipts were split into their individual pieces on July 8, 2014.
(5)	On June 25, 2014 ASA purchased 1,639,500 Stornoway Diamond Corporation Subscription Receipts. Each receipt consisted of 1 share of Stornoway Diamond Corporation and 0.5 Stornoway Diamond Corporation, C$0.90 Warrants, 07/08/2016. The receipts were split into their individual pieces on July 8, 2014.
(6)	On January 22, 2014 ASA purchased 1,250,000 Torex Gold Resources Inc. Units – 144A. Each unit consisted of 1 share of Torex Gold Resources Inc. – 144A and 0.5 Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A. The units were split into their individual pieces on February 18, 2014.

Consolidated Statements of Assets and Liabilities

November 30, 2014 and 2013

	2014	2013
Assets
Investments, at value
Cost $246,109,029 in 2014 $260,707,381 in 2013	$218,126,743	$248,754,852
Cash & cash equivalents	4,934,388	3,030,644
Dividends receivable, net of withholding tax payable	98,880	132,051
Due from third party	—	62,000
Other assets	173,214	162,571
Total assets	$223,333,225	$252,142,118

Liabilities
Accrued affiliate expenses	$773,560	$826,409
Accounts payable and accrued liabilities	174,828	355,029
Liability for retirement benefits due to current and future retired directors	584,806	613,580
Total liabilities	$1,533,194	$1,795,018
Net assets	$221,800,031	$250,347,100
Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income (loss)	15,051,370	17,281,605
Undistributed net realized gain (loss) from investments	326,529,183	335,795,742
Undistributed net realized gain (loss) from foreign currency transactions	(112,460,640)	(111,440,123)
Net unrealized appreciation (depreciation) on investments	(27,982,287)	(11,952,529)
Net assets	$221,800,031	$250,347,100
Net asset value per share	$11.50	$12.98

The closing price of the Company’s shares on the New York Stock Exchange was $10.74 and $12.78 on November 30, 2014 and 2013, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Operations

For the years ended November 30, 2014 and 2013

	2014	2013

Investment income
Dividend income (net of foreign withholding taxes of $689,977 and $1,367,692 respectively, and ADR fees of $7,944 and $28,619, respectively)	$2,205,818	$4,446,183
Interest income	4,853	5,602
Total investment income	2,210,671	4,451,785
Expenses
Shareholder reports and proxy expenses	109,690	128,449
Directors’ fees and expenses	257,645	265,643
Retired directors’ fees	90,000	90,000
Investment research	993,131	876,044
Administration and operations	1,295,053	1,456,800
Fund accounting	168,076	160,826
Transfer agent, registrar and custodian	97,476	163,972
Legal fees	449,848	673,479
Audit fees	53,000	57,000
Professional fees – other	3,000	3,000
Insurance	154,063	143,589
Dues and listing fees	25,000	25,000
Adviser operating expenses	—	53,193
Other	2,102	2,673

Total expenses	3,698,084	4,099,668
Less – reduction in retirement benefits due to directors	(28,774)	(18,846)
Net expenses	3,669,310	4,080,822
Net investment income (loss)	(1,458,639)	370,963

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	23,442,845	23,043,920
Cost of securities sold	32,709,404	30,450,649
Net realized gain (loss) from investments	(9,266,559)	(7,406,729)
Net realized gain (loss) from foreign currency transactions
Investments	(1,019,635)	(305,502)
Foreign currency	(882)	5,339
Net realized gain (loss) from foreign currency transactions	(1,020,517)	(300,163)
Net increase (decrease) in unrealized appreciation (depreciation) on investments
Balance, beginning of period	(11,952,529)	193,385,010
Balance, end of period	(27,982,287)	(11,952,529)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(16,029,758)	(205,337,539)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	98
Net realized and unrealized gain (loss) from investments and foreign currency transactions	(26,316,834)	(213,044,333)
Net increase (decrease) in net assets resulting from operations	$(27,775,473)	$(212,673,370)

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Changes in Net Assets

For the years ended November 30, 2014 and 2013

	2014	2013

Net investment income (loss)	$(1,458,639)	$370,963
Net realized gain (loss) from investments	(9,266,559)	(7,406,729)
Net realized gain (loss) from foreign currency transactions	(1,020,517)	(300,163)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(16,029,758)	(205,337,539)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	98

Net increase (decrease) in net assets resulting from operations	(27,775,473)	(212,673,370)

Dividends paid/payable
From net investment income	(771,596)	(3,472,183)

Net increase (decrease) in net assets	(28,547,069)	(216,145,553)
Net assets, beginning of period	250,347,100	466,492,653

Net assets, end of period (including undistributed net investment income of $15,051,370 in 2014 and $17,281,605 in 2013)	$221,800,031	$250,347,100

The notes to consolidated financial statements form an integral part of these statements.

Notes to Consolidated Financial Statements

Years ended November 30, 2014 and 2013

1. Organization

These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its former wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC (the “Adviser”). The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013 as an investment adviser in the state of California and as a limited liability corporation under the laws of the state of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At November 30, 2014 and November 30, 2013, the Company held investments in restricted securities of 2.34% and 0.04% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities November 30, 2014
Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
7,857,200	$4,641,822	Stornoway Diamond Corp – 144A	$0.46	$3,578,962	07/08/2014
3,928,600	415,686	Stornoway Diamond Corp, C$0.90 Warrants, 7/08/2016 – 144A	0.05	189,272	07/08/2014
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.13	1,412,491	01/22/2014

Restricted Securities November 30, 2013
Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.10	$94,206	11/22/2011

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2014 and 2013

and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2014 and November 30, 2013 in valuing the Company’s investments at fair value:

Investment in Securities Measurements at November 30, 2014
Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$140,186,466	$24,183,496	$—	$164,369,962
Silver mining, exploration and development companies	11,023,751	—	—	11,023,751
Platinum and Palladium Investments
Platinum and palladium mining companies	13,043,421	—	—	13,043,421
Exchange traded funds	8,109,975	—	—	8,109,975
Diamond Mining, Exploration and Development Companies	3,836,682	3,578,962	—	7,415,644
Diversified Mineral Resources Companies	9,800,250	4,134,974	—	13,935,224
Total Common Shares	186,000,545	31,897,432	—	217,897,977

Warrants
Diamond Mining, Exploration and Development Companies	39,494	189,272	—	228,766
Total Investments	$186,040,038	$32,086,704	$—	$218,126,743

Transfers into and out of levels are recognized at the end of the period. There were no transfers into and out of Levels 1, 2, and 3 at November 30, 2014.

(1) See consolidated schedules of investments for country classifications.

May not total due to independent rounding.

Investment in Securities Measurements at November 30, 2013
Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and Silver Investments
Gold mining, exploration, development and royalty companies	$159,237,988	$24,087,518	$—	$183,325,506
Silver mining, exploration and development companies	14,725,230	—	—	14,725,230
Platinum and Palladium Investments
Platinum and palladium mining companies	17,697,493	—	—	17,697,493
Exchange traded funds	7,914,500	—	—	7,914,500
Diamond Mining, Exploration and Development Companies	1,189,275	—	—	1,189,275
Diversified Mineral Resources Companies	19,486,762	4,416,086	—	23,902,848
Total Investments	$220,251,247	$28,503,605	$—	$248,754,852

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2014 and 2013

Transfers into and out of levels are recognized at the end of the period. There were transfers into and out of Levels 1 and 2, and no transfers into and out of Level 3 at November 30, 2013.

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2
Newcrest Mining Limited	$—	$(9,389,100)	$9,389,100	$—
Total	$—	$(9,389,100)	$9,389,100	$—

(1) See consolidated schedules of investments for country classifications.

May not total due to independent rounding.

D. Cash and Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at November 30, 2014 and 2013 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Company separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. The resulting net foreign currency gain or loss is included on the Consolidated Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

F. Securities Transactions and Investment Income

During the year ended November 30, 2014, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,442,845 and $19,130,693, respectively. During the year ended November 30, 2013, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,043,920 and $25,714,403, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2011 – 2014). As of November 30, 2014 and November 30, 2013, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a passive foreign investment company (PFIC) and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute a trade or business

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2014 and 2013

within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

On September 23, 2013, ASA Gold and Precious Metals Advisers, LLC was discontinued as an investment adviser in the state of California. The Adviser filed its final federal and state tax returns on November 22, 2013.

4. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

5. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2014 and November 30, 2013 was $584,806 and $613,580, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

8. Investment adviser subsidiary

On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly-owned investment adviser subsidiary. In reliance on such relief, the Company established the Adviser as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $0 and $53,193, respectively, for the administration and operations of the Adviser during the years ended November 30, 2014 and November 30, 2013, which are reflected in “Advisors operating expenses” on the Consolidated Statements of Operations.

On September 23, 2013, the Adviser filed Form ADV-W with the SEC to request termination as a state-registered investment adviser. During the fourth quarter of 2013, certificates of cancellation were filed with the State of Delaware and the State of California.

9. Compensation matters

For the years ended November 30, 2014 and November 30, 2013, the aggregate remuneration paid to the Company’s officers was $1,634,728 and $1,344,195, respectively. Remuneration paid to officers during the year ended November 30, 2014 increased relative to the same period in 2013 due to the promotion of an employee from non-officer to officer. In addition, $678,100 and $712,558, respectively was accrued for bonuses to the Company’s officers and employees. The accrued bonuses are reflected in the “Accrued affiliated expenses” on the Consolidated Statements of Assets and Liabilities. The aggregate remuneration paid to the Company’s directors was $216,000 and $225,000, respectively.

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2014 and 2013

10. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $408,192 as of November 30, 2014. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/1/14 – 11/30/15	$121,559
12/1/15 – 11/30/16	125,206
12/1/16 – 11/30/17	128.953
12/1/17 – 2/28/18	32,474
Total	$408,192

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of November 30, 2014 and November 30, 2013. There were no repurchases during the years ended November 30, 2014 and 2013.

12. Legal proceedings

On September 30, 2013, Firsthand Technology Value Fund, Inc. (“Plaintiff”) filed a lawsuit in California Superior Court against the Company and one of its then-independent directors Phillip Goldstein (“Co-Defendant”). Plaintiff alleged, among other things, intentional interference with contractual relations and unfair competition in violation of the California Business and Professions Code. On November 19, 2013, pursuant to its indemnification policy for directors and officers, the Company entered into an agreement to advance legal defense costs to its Co-Defendant. The Company filed a claim with its insurance carrier for coverage of related legal expenses and costs for the Company and its Co-Defendant. The insurance carrier reimbursed a portion of the amounts claimed before the end of fiscal year 2014. Plaintiff dismissed the Company from the lawsuit on April 14, 2014 (and subsequently dismissed the Co-Defendant). The Company did not enter into any settlement with the Plaintiff in exchange for its dismissal.

13. New accounting pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The adoption of these ASUs has not had a material impact on the Company’s consolidated financial statements.

14. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through the date the consolidated financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	Year ended November 30

	2014	2013	2012	2011	2010

Per share operating performance (1)

Net asset value, beginning of year	$12.98	$24.18	$32.46	$34.45	$29.85

Net investment income (loss)	(0.08)	0.02	0.09	0.11	(0.01)
Net realized gain (loss) from investments	(0.48)	(0.38)	2.06	1.17	2.17
Net realized gain (loss) from foreign currency transactions	(0.05)	(0.02)	(0.15)	—	(0.04)
Net increase (decrease) in unrealized appreciation on investments	(0.83)	(10.64)	(9.90)	(2.93)	2.82
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(1.44)	(11.02)	(7.90)	(1.65)	4.94
Dividends
From net investment income	(0.04)	(0.18)	(0.09)	(0.18)	(0.02)
From net realized gain on investments	—	—	(0.29)	(0.18)	(0.32)
Capital share transaction:
Effect of tender offer / share repurchase	—	—	—	0.02	—

Net asset value, end of year	$11.50	$12.98	$24.18	$32.46	$34.45

Market value, end of year	$10.74	$12.78	$22.00	$28.85	$33.87

Total investment return
Based on market price (2)	(15.69%)	(41.07%)	(22.43%)	(13.73%)	29.09%
Based on net asset value (3)	(11.11%)	(45.56%)	(24.20%)	(4.57%)	16.61%

Ratio to average net assets
Expenses (4)	1.37%	1.21%	0.78%	0.60%	0.89%
Net investment income (loss)	(0.54%)	0.11%	0.33%	0.31%	(0.03%)

Supplemental data
Net assets, end of year (000 omitted)	$221,800	$250,347	$466,493	$626,080	$669,633
Portfolio turnover rate	7%	7%	11%	6%	10%
Shares outstanding (000 omitted)	19,290	19,290	19,290	19,290	19,440

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes. In view of this, United States investors holding shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under

“Investor Information | Tax Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the Plan may be obtained from Computershare, P.O. Box 30170, College Station, TX 77842-3170. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 13, 2014:

Election of Directors
	For	Against	Abstain

David Christensen	9,141,224	208,707	63,344
Gary Glynn	9,227,564	121,306	64,405
Bruce Hansen	9,235,568	111,652	66,055
Mary Joan Hoene	9,225,670	123,120	64,485
Robert Pilkington	9,160,180	190,631	62,463

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	15,838,807	141,883	118,494

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 – June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the fiscal year ended November 30, 2014 or November 30, 2013. The Company had 19,289,905 shares outstanding on November 30, 2014.

Board of Directors and Officers
of ASA Gold and Precious
Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (52)

Position held with the Company: President and Chief Executive Officer since February 2009; Vice President Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010 Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association)

Independent Directors

Gary Glynn (68)

Position held with the Company: Chairman (non-executive) since 2014. Director since 2013

Principal occupations during past 5 years: President and Chief Investment Officer of U.S. Steel and Carnegie Pension Fund, 1985-2011.

Other Directorships held by Director: Director of Taiwan Opportunities Fund Ltd. since 2012; Director of Trustee of Steelworkers Pension Trust from 2009-2011.

Robert Pilkington (69)

Position held with the Company: Deputy Chairman (non-executive) since 2014. Director since 2004 (ASA Limited South Africa from 1979 to 2004)

Principal occupations during past 5 years: Investment Banker and Senior Advisor since November 2011 and prior thereto was Managing Director of UBS Securities LLC. Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company) from 1996 - 2014.

Bruce Hansen (57)

Position held with the Company: Director since 2014
Principal occupations during past 5 years: Chief Executive Officer, General Moly, Inc. since 2007; Various executive positions with Newmont Mining Corporation, including Senior Vice President and Chief Financial Officer, 1997 to 2006. Other Directorships held by Director: Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007; Director and past Chairman (2011) of the Nevada Mining Association (a non-profit industry association) since 2010.

Mary Joan Hoene, (65)

Position held with the Company: Director since 2014
Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP since 2010; Counsel, Corporate Department, Sonnenschein Nath & Rosenthal LLP (now SNR Dentons), 2009-2010; Senior Vice President, Independent Chief Compliance Officer, Columbia Funds, Liberty All-Star Funds, Galaxy Funds, BACAP Registered Hedge Fund and Columbia Multi-Strategy Hedge Fund (Bank of America Corporation), 2004 – 2007.

Other Directorships held by Director: None

Other Officers
Deborah Djeu (52)

Position held with the Company: Chief Compliance Officer, Chief Legal Officer, and Secretary since September 2012
Principal occupations during past 5 years: Chief Compliance Officer – Mutual Funds and Risk Management Committee Chair for Genworth Financial Wealth Management, Inc. from 2008 – 2012.

Sara Heston (35)

Position held with the Company: Vice President Investments since December 2013; Analyst from January 2010 to December 2013

Principal occupations during past 5 years: Analyst for White River Investment Partners from 2006 through 2009.

*     By reason of being an Officer of the Company

David Lin (36)

Position held with the Company: Principal Financial Officer and Controller since September 2014

Other principal occupations during past 5 years: Director of Finance from 2012 to 2014 and Controller from 2008 to 2012 for White Oak Global Advisors, LLC; Chief Financial Officer for White Oak Merchant Partners, LLC from 2010 to 2014.

Other Information

Executive Office and Shareholder Services

ASA Gold and Precious Metals Limited

400 S. El Camino Real, Suite 710

San Mateo, CA 94402 U.S.A.

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Accountants

Kaufman Rossin Fund Services, LLC

Miami, FL, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170, College Station, TX, 77842-3170

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there was an amendment to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person. On September 19, 2014, the registrant’s board of directors elected David Lin as the Principal Financial Officer of the registrant. David Lin was added as a covered officer in the registrant’s code of ethics for Principal Executive and Financial Officers, and former Principal Financial Officer, Rodney Yee, was deleted as a covered officer.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined as of 03/13/14 that Bruce Hansen, newly elected Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2014 and 2013 were $50,000 and $50,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2014 and 2013.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2014 and 2013 were $5,000 and $5,000, respectively. The figures for 2014 and 2013 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2014 and 2013.

(e)(1)

The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2014 and 2013 were $5,000 and $5,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Bruce Hansen (Chairman), Gary Glynn, Robert Pilkington, Ms. Mary Joan Hoene.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done by ASA on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non- U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, ASA may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of ASA.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders.

These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer- term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A. Routine Matters

1.	Election of Directors. In general, ASA will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, ASA will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, ASA will rely on the judgment of the board in selecting the independent auditors. Nevertheless, ASA will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

C. Changes in Capital Structure

ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and ASA’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D. Anti-Takeover Proposals

In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

• Stagger the board;

• Introduce cumulative voting;

• Introduce unequal voting rights;

• Create supermajority voting;

• Establish preemptive rights.

In general, ASA will vote in favor of any proposals to reverse the above.

E. Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, ASA will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F. Conflicts of Interest

In view of the fact that ASA is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA’s portfolio companies. ASA maintains a record of affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of ASA, including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of ASA’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that ASA’s vote was made solely in the interests of ASA and without regard to any other consideration.

G. Affiliated Entity

ASA’s Proxy Voting Policies and Procedures were also applied to ASA’s former wholly owned subsidiary, ASA Gold and Precious Metals Advisers LLC (“Adviser”). The Adviser did not have any client accounts. The Adviser was discontinued on September 23, 2013 as an investment adviser in the state of California and as a limited liability company under the laws of the state of Delaware.

H. Recordkeeping

ASA uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by ASA will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2014.

(a)(1)

As of the date of this filing, January 29, 2015, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation as Portfolio Manager consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, January 29, 2015, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $50,000-$100,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2013–November 2014	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 26, 2015.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Controller, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: January 29, 2015	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: January 29, 2015	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: January 29, 2015	By:	/s/ David Lin
David Lin
Controller
(Principal Financial Officer)